Exhibit 99.2

EON Resources Inc. Conference Call – April 2025 NYSE American: EONR https:// www.EON - R.com/

Presenters • Michael J. Porter – Investor Relations • Dante V. Caravaggio – CEO • Mitchell B. Trotter – CFO • Jesse J. Allen – VP of Operations 2

Why Invest in EON Resources? • World class Permian asset with 1 billion original barrels in place • Repaired and upgraded most of the field condition issues in 2024 • Agreement with Seller has huge benefits (see press release on Feb 11 th ) • Reduced the original $120 million purchase price to $60 million on $80 million asset • Eliminates approximately $40 million in debt and obligations • Additional 150 patterns to go for the proven reserves in the Seven Rivers • Over 200 workovers available to develop behind pipe potential 3

Why Invest in EON Resources? (continued) • H orizontal drilling program in the San Andres (see Feb 26 th press release ) • Possible recovery of an additional 20 million barrels of oil • 50 well locations have been identified with an estimated recovery of 300 to 400 BOPD per well • Immense upside potential and expect huge 2026 and beyond • Developing the Seven Rivers waterflood • The San Andres horizontal well drilling program • Results from the infrastructure repairs and upgrades 4

Financials – Income Statement Summary • Revenues generated from cash was approximately $5.0 million plus per quarter. Derivatives had a non - cash expense impact on revenues as described on another slide • G&A were impacted by professional fees and equity - based costs as described on another slide • Lease operating expenses averaged $765K per month in Q1 and averaged $700K for the rest of 2024 • The results were impacted by certain non - cash expenses as described on another slide 5 YTD Q4 Q3 Q2 Q1 19,418,919 3,710,680 7,364,346 5,060,795 3,283,099 Revenues 12,881,959 3,434,571 3,144,277 3,066,234 3,236,877 Operations expenses 10,381,095 3,512,347 2,235,263 2,323,662 2,309,824 General and administrative (3,844,134) (3,236,238) 1,984,806 (329,101) (2,263,601) Operating income (8,706,556) (2,738,105) (1,680,803) (656,469) (3,631,178) Other income (expense) (12,550,690) (5,974,343) 304,003 (985,570) (5,894,779) Net income before taxes 3,470,407 1,065,428 855,925 347,775 1,201,279 Tax benefits (9,080,283) (4,908,915) 1,159,928 (637,796) (4,693,500) Net income

Cash Revenues Averaged $5 Million per Quarter • Oil revenues were impacted by: • Production was stable for the year • Average oil sold price per barrel fluctuated by quarter driving the changes by quarter • Our hedge position was over 70% and $70 for 2024 • Derivatives impact is mostly a non - cash expense other than Q2 • Hedging is at a responsible level with 70% hedged $70.00 or higher for all 2025 YTD Q4 Q3 Q2 Q1 250,686 62,140 62,949 61,259 64,339 Net barrels of oil 76.98 67.05 83.80 79.76 77.27 Average oil price 19,298,698 4,166,335 5,275,254 4,885,959 4,971,150 Oil 483,486 86,816 89,978 128,084 178,608 Gas 487,110 127,839 98,452 130,230 130,588 Other (405,926) 23,556 (107,970) (261,447) (60,065) Hedges: Cash 19,863,367 4,404,546 5,355,714 4,882,826 5,220,282 Cash based revenues (444,448) (693,866) 2,008,631 177,969 (1,937,183) Hedges: Non - cash 19,418,919 3,710,680 7,364,346 5,060,795 3,283,099 Total revenues 6

Production Impact on P&L

	Seven Rivers Fracs			
(Assumes no hedge)	Per Well	High End	Mid-Point	Low End
Oil price	$ 65.00	$ 75.00	$ 65.00	$ 55.00
Gross BOPD per well	20	20	20	20
Wells	1	50	50	50
Gross BOPD	20	1,000	1,000	1,000
Net percentage	75%	75%	75%	75%
Net BOPD	15	750	750	750
Net PO per month (30 days)	450	22,500	22,500	22,500
Revenues per month	$ 29,250	$ 1,687,500	$ 1,462,500	$ 1,237,500
Less: Production tax (8.5%)	$ (2,486)	$ (143,438)	$ (124,313)	$ (105,188)
Less: LOE incremental	n/a	minimal incremental variable LOE		
Incremental operating income	$ 26,764	$ 1,544,063	$ 1,338,188	$ 1,132,313
Annualized operating income	$321,165	$18,528,750	$16,058,250	$13,587,750

	San Andres Horizonal Wells			
(Assumes no hedge)	Per Well	High End	Mid-Point	Low End
Oil price	$ 65.00	$ 75.00	$ 65.00	$ 55.00
Gross BOPD per well	350	350	350	350
Wells	1	3	3	3
Gross BOPD	350	1,050	1,050	1,050
Net percentage	50%	50%	50%	50%
Net BOPD	175	525	525	525
Net PO per month (30 days)	5,250	15,750	15,750	15,750
Revenues per month	$ 341,250	$ 1,181,250	$ 1,023,750	$ 866,250
Less: Production tax (8.5%)	$ (29,006)	$ (100,406)	$ (87,019)	$ (73,631)
Less: LOE incremental	$ (17,500)	$ (31,500)	$ (31,500)	$ (31,500)
Incremental operating income	$ 294,744	$ 1,049,344	$ 905,231	$ 761,119
Annualized operating income	$3,536,925	$12,592,125	$10,862,775	$9,133,425

- Seven Rivers fracs expected to average 20 BOPD
  - First frac is averaging 20 BOPD
  - Initial frac package plan is for three wells
- Horizontal drill program expected to average 300 to 400 BOPD per well
  - Program expected to start in 2026 with three wells at a time
  - Several drilling partners have shown serious interest
- Acquisitions - TBD

7

EON

General and Administrative (“G&A”) Cost Summary • Equity based costs of $2.8 million included in G&A are comprised of: • Employee related equity instruments: $700K • Acquisition related costs and fees via equity: $1.6 million • Stock in lieu of A/P and liabilities: $500K • Professional fees for legal and audit services (excludes base level accounting and tax services) were $2.8 million. Approximately half, or $1.4 million, relates to costs stemming from the acquisition for filings, complicated instruments on balance sheet, settlement of agreements, and various other trailing legal matters. 8 YTD Q4 Q3 Q2 Q1 2,250,654 538,394 616,402 593,110 502,749 Salaries and fees and related expenses 679,502 250,608 172,495 130,720 125,680 Salaries and fees - equity based 2,930,157 789,001 788,897 723,830 628,429 Salaries and director fees 2,767,853 987,219 722,136 646,381 412,118 Professional fees from legal and audit 735,456 187,997 189,135 173,927 184,397 Consulting and other services 1,402,869 356,115 319,872 319,559 407,323 Insurance costs 2,113,423 1,025,355 154,500 360,000 573,568 Equity based costs 431,336 166,660 60,724 99,964 103,988 Other costs 10,381,095 3,512,347 2,235,263 2,323,662 2,309,824

Non-Cash Expenses

1. **Hedging derivatives**: Driven by oil prices at end of each quarter
2. **G&A**: includes non-cash equity costs of: fees & liabilities paid in equity of $2.1 million; and $700K of employee related expenses
3. **Warrant liability**: changes based on stock price at end of quarter
4. **Derivative liability:** changes based on stock price
5. **FPA liability**: FPA instrument terminated in Q4
6. **Financing costs amortization**: relates to acquisition financing
7. **Extinguishment of liabilities**: one-time gain of $1.7 million in Q2 removing payables from B/S

		Q1	Q2	Q3	Q4	YTD
	Revenues without derivatives	5,280,347	5,144,273	5,463,684	4,380,990	20,269,293
1	Gain (loss) on derivative instruments	(1,997,248)	(83,478)	1,900,661	(670,310)	(850,374)
	Total revenues	3,283,099	5,060,795	7,364,346	3,710,680	19,418,919
	Production taxes	428,280	408,985	489,524	389,004	1,715,792
	Lease operating	2,299,518	2,094,181	2,136,731	2,083,649	8,614,080
	Depletion, depr and amort	476,074	522,542	507,626	900,856	2,407,098
	Asset retirement obligations	33,005	40,526	10,395	61,062	144,989
2	General and administrative	2,309,824	2,323,662	2,235,263	3,512,347	10,381,095
	Total expenses	5,546,700	5,389,896	5,379,540	6,946,918	23,263,054
	Operating income (loss)	(2,263,601)	(329,101)	1,984,806	(3,236,238)	(3,844,134)
3	Change in fair value of warrant liability	(624,055)	277,167	(137,911)	(319,206)	(804,004)
4	Change in value of derivative liability	-	-	-	(192,744)	(192,744)
5	Change in fair value of FPA liability	(349,189)	23,717	791,805	94,766	561,099
6	Amortization of financing fees	(813,181)	(662,076)	(507,701)	(378,669)	(2,361,627)
	Interest expense	(1,860,582)	(2,030,317)	(1,841,848)	(1,910,453)	(7,643,199)
	Interest income	15,105	14,257	14,852	14,579	58,793
7	Gain on extinguishment of liabilities	-	1,720,000	-	(81,862)	1,638,138
	Other (income) expense	723	783	-	35,483	36,989
	Total other income and (expense)	(3,631,178)	(656,469)	(1,680,803)	(2,738,105)	(8,706,556)
	Income (loss) before income taxes	(5,894,779)	(985,570)	304,003	(5,974,343)	(12,550,690)
	Income tax provision (benefit)	1,201,279	347,775	855,925	1,065,428	3,470,407
	Net income (loss)	(4,693,500)	(637,796)	1,159,928	(4,908,915)	(9,080,283)

9

EON

Balance Sheet Summary • Debt and equity components on following slides • Company has made, and is continuing to, improvements to the balance sheet • FPA contract and liability was resolved and cleared in Q4 • Select payables and liabilities were cleared via equity issuance • Conversion of Private Loans and certain warrants to long - term Convertible Notes started in Q4 10 Year end Includes reserve account 3.0 Cash Collected within a month 1.8 Receivables LHO NM property 97.5 PP&E, net 0.4 Other assets 102.7 Total assets Various field and corporate 17.5 Payables and accruals Described on another slide 47.4 Debt including interest Relates to the Loans 5.7 Warrant liability Not currently payable 2.7 Deferred taxes 1.7 Other Liabilities 75.0 Total liabilities Described on another slide 27.7 Equity 102.7 Total liabilities & equity

Debt Structure as of December 31, 2024 • Reserve Based Loan (“RBL”) : First International Bank & Trust (“FIBT”) provided at $28 million RBL at acquisition closing. • The debt has a five - year amortization schedule with maturity in three years, and an interest rate of 15 percent. • The balance was $23 million. • Seller Note : There is a $15 million note issued to the Seller at closing • Private Loans & Notes : There are $4.4 million of private loans & notes 11

Equity Structure as of December 31, 2024 • Common stock : There were 10 million shares of Class A common stock and 500K shares of Class B common stock outstanding. • The Class B common stock has voting rights only and can be converted on a one - for - one basis for Class A common stock • Preferred stock : There are no preferred stock shares issued on the 1.0 million shares authorized, and there are no designated classes of preferred stock. • There are $15 million of preferred units at a subsidiary level that are included in the minority interest component of shareholder equity. The preferred units automatically convert to common stock at the end of two years based on a formula. There is no cash obligation to the Company • Warrants : There were 16.2 million warrants outstanding that are convertible to 12.5 million Class A shares at an exercise price of $11.50 12

Funding Options • The Company is opposed to using excessive amount of equity for fund raising. Options for a properly balanced approach are: • Volumetric funding • Debt financing • Equity instruments • Volumetric funding as described in our March 20 th press release • A production/revenue sharing instrument that neither debt nor equity • Does not dilute our common stock • Payments fluctuate with production and oil prices mitigating risk • Minimizes/reduces default risk by not being a traditional loan • Planned uses for field development; Seller consideration; and refinancing • Back - up alternatives of a combination of debt and/or equity 13

Operations – 2024 • Safety – No reportable incidents • 2024 highlights • Stabilized production • Water and flowline repairs and upgrades • Electrical repairs and upgrades • Purchased key pumps, hot oiler, well testers, etc. • Reduced LOE from Q1 and before runrates 14

Operations – Increasing Production • Plans to increase production • Sand fracs with low temperature RCS has been successful • Bringing back on - line down wells and injection wells • Horizontal well program 15

Questions & Thank You for Attending NYSE American: EONR https:// www.EON - R.com/

Disclaimer • This presentation of EON Resources Inc. (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14a - 1 of the Securities Exchange Act of 1934, as amended. • This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. EON is not making an offer of the Securities in any state where the offer is not permitted. • The information in this presentation may not be complete and may be changed at any time. Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company. Copies of any such filing may be obtained for free by visiting the SEC website at www.sec.gov. Filings by EON with the SEC may also be viewed through links on the EON website at EON - R.com. • This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. • The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison. • Certain statements contained in this presentation relate to the historical experience of our management team. An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company. • This Presentation may contain estimated or projected financial information, including, without limitation, EON’s projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024, 2025, and 2026. Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. 17

Disclaimer • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . • In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 . 18